UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2007

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   333-108632                  33-1010941
          --------                   ----------                  ----------
      (State Or Other         (Commission File Number)         (IRS Employer
      Jurisdiction Of                                        Identification No.)
       Incorporation)


116 VILLAGE BOULEVARD, SUITE 200 PRINCETON, NEW JERSEY                  08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

      Registrant's telephone number, including area code: (609) 951-2221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 8, 2007, Narrowstep Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with a number of accredited investors (the "Investors") for the sale of common stock and warrants for a total purchase price of $10,510,000. Pursuant to the Purchase Agreement, the Investors purchased a total of 42,040,000 shares (the "Shares") of common stock ("Common Stock") at a purchase price of $0.25 per share. The Company also issued to the Investors five-year warrants (the "Warrants") giving them the right to purchase an aggregate of 21,020,000 shares of Common Stock (the "Warrant Shares") at an exercise price of $0.50 per share. The number of Warrant Shares issuable upon the exercise of the Warrants and the exercise price are subject to adjustment in certain circumstances, including if the Company issues or is deemed to have issued shares of Common Stock at a price per share less than $0.50, subject to certain exceptions. In connection with the issuance of the Shares and Warrants pursuant to the Purchase Agreement, the Company's $7,110,000 in outstanding convertible notes (the "Notes") (together with interest thereon through March 8, 2008) were automatically converted into an aggregate of 35,392,003 shares of Common Stock at a conversion price of $0.225 per share (the "Conversion Shares").

      In connection with the transactions contemplated in the Purchase Agreement, the holders of a majority of the outstanding principal amount of the Notes waived certain rights under the transaction documents entered into in connection with the issuance of the Notes, including the right to have their shares of Common Stock registered for resale and certain antidilution rights.

      In addition to the Shares and Warrants described above, in connection with the transactions contemplated by the Purchase Agreement, the Company issued to Merriman Curhan Ford & Co. and Brimberg & Co., the placement agents for the offering (the "Placement Agents"), warrants (the "Placement Agent Warrants") to purchase an aggregate of 1,023,840 shares of Common Stock and 682,560 shares of Common Stock, respectively (the "Placement Agent Shares"), in partial payment of the fees owed to the Placement Agents in connection with the sale of the Shares and Warrants. The Placement Agent Warrants have the same terms as the Warrants issued to the Investors, except that the Placement Agent Warrants have a cashless exercise right.

      As a condition to the transactions contemplated by the Purchase Agreement, David C. McCourt, the Company's Chairman, Chief Executive Officer and Chief Operating Officer, entered into a Lock up Agreement pursuant to which he and certain entities controlled by him agreed for a period of nine months from August 8, 2007 not to sell, dispose or other wise transfer any shares of Common Stock owned by them, subject to certain exceptions.

      The Shares and Warrants issued pursuant to the Purchase Agreement, the Placement Agent Warrants and the Conversion Shares were issued pursuant to exemptions under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration under the Act or an applicable exemption from the

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registration requirements of the Act. Pursuant to a registration rights agreement (the "Registration Rights Agreement") between the Company and the Investors, the Company has agreed, subject to certain limitations, to register the Shares, the Warrant Shares and the Placement Agent Shares for resale under the Act. The Registration Rights Agreement provides for the payment of specified liquidated damages in the event that (i) the Company does not file a registration statement with the Securities and Exchange Commission (the "SEC") covering such securities on or prior to September 7, 2007, (ii) the SEC does not declare the registration statement effective on or prior to November 6, 2007 (December 6 if the SEC reviews the registration statement) (or earlier in certain circumstances) or (iii) after the registration statement has been declared effective, sales thereunder may not be made, subject to certain exceptions. The Registration Rights Agreement also provides indemnification and contribution remedies to the Investors in connection with such registration statement.

      To the Company's knowledge, none of the Investors has a material relationship with the Company, other than David C. McCourt, the Company's Chairman, Chief Executive Officer and Chief Operating Officer, who purchased 4,000,000 shares of common stock and warrants to purchase an additional 2,000,000 shares of common stock.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         Reference is made to Item 1.01 hereof with respect to the sale and issuance of the Shares, the Warrants, the Placement Agent Warrants and the Conversion Shares. The total purchase price for the Shares and the Warrants was $10,510,000.

         In connection with the transactions contemplated by the Purchase Agreement, the Company paid the Placement Agents cash placement agent fees of $355,500 and issued the Placement Agent Warrants to the Placement Agents. In addition, the Company paid to Sano Ventures XII LLC a fee of $38,000 in connection with Sano's investment in the Company.

         The Company relied upon the exemption from registration afforded by
Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder (the "Private Placement Exemption") for the issuance of the Shares, the Warrants and the Placement Agent Warrants. Those securities were issued and sold to a limited number of sophisticated accredited investors without any general solicitation or public advertising pursuant to customary investment representations. All of the securities will bear appropriate restrictive legends.

         The Company relied upon the Private Placement Exemption and the exemption from registration provided by Section 3(a)(9) of the Act for the issuance of the Conversion Shares. Those securities were issued to a limited number of sophisticated accredited investors without any general solicitation or public advertising and no commission or other consideration was paid in solicitation of the exchange of the Conversion Shares for the Notes. All of the Conversion Shares will bear appropriate restrictive legends.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits have been filed with this Current Report on Form 8-K:

      10.1  Stock Purchase Agreement, dated as of August 8, 2007.

      10.2  Registration Rights Agreement, dated as of August 8, 2007.

      10.3 Form of Warrant to Purchase Common Stock at a price of $0.50 per share, dated as of August 8, 2007.

      10.4  Form of Lock Up Agreement, dated as of August 8, 2007.

      10.5  Amendment and Waiver Agreement, effective as of August 8, 2007.

      99.1  Press Release, dated August 8, 2007.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NARROWSTEP INC.


                                           By: /s/ Lisa VanPatten
                                               ---------------------------------
                                               Name:  Lisa VanPatten
                                               Title:    Chief Financial Officer


Dated:  August 10, 2007